SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of May 13, 2021)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund – Class C Shares	JPMorgan Prime Money Market Fund – Class C Shares
JPMorgan Liquid Assets Money Market Fund – Class C Shares	One Group Prime Money Market Fund – Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund – Class C Shares	One Group U.S. Treasury Securities Money Market Fund – Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares
JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A
JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares
JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares
JPMorgan International Value Fund – Class C Shares	N/A
JPMorgan U.S. GARP Equity Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares
JPMorgan Intrepid Value Fund[1] – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares
JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares
JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares
JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares
Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares
JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares
JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares
JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares
JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares
JPMorgan Market Expansion Enhanced Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares and JPMorgan Market Expansion Index Fund – Class C Shares (name effective until 4/30/13)
JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

[1]	To be renamed JPMorgan U.S. Applied Data Science Value Fund on or about July 1, 2021

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)
JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares
JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares
JPMorgan Value Advantage Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A
JPMorgan U.S. Small Company Fund – Class C Shares	N/A
JPMorgan Access Balanced Fund – Class C Shares	N/A
JPMorgan Access Growth Fund – Class C Shares	N/A
JPMorgan Tax Aware Equity Fund – Class C Shares	JPMorgan Tax Aware Equity Fund – Class C Shares (name effective until 12/10/10)
JPMorgan Equity Focus Fund – Class C Shares	N/A
JPMorgan Hedged Equity Fund – Class C Shares	N/A
JPMorgan Opportunistic Equity Long/Short Fund – Class C Shares	N/A
JPMorgan Small Cap Core Fund[2] - Class C Shares	N/A
JPMorgan Equity Premium Income Fund – Class C Shares	N/A
JPMorgan U.S. Value Fund – Class C Shares	N/A
JPMorgan Hedged Equity 2 Fund – Class C Shares	N/A
JPMorgan Hedged Equity 3 Fund – Class C Shares	N/A
JPMorgan International Equity Plus Fund – Class C Shares	N/A
JPMorgan International Hedged Equity Fund – Class C Shares	N/A
JPMorgan International Focus Fund – Class C Shares	N/A
JPMorgan Europe Dynamic Fund – Class C Shares	N/A
JPMorgan SMID Cap Equity Fund – Class C Shares	N/A
JPMorgan U.S. Sustainable Leaders Fund – Class C Shares	N/A
JPMorgan Macro Opportunities Fund – Class C Shares	N/A
JPMorgan Small Cap Blend Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares
JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares
JPMorgan Intermediate Tax Free Bond Fund – Class C Shares	JPMorgan Intermediate Tax Free Income Fund – Class C Shares
JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares
JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares
JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares
JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)
JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares
JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares
JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)

[2]	To be renamed JPMorgan Small Cap Sustainable Leaders Fund on or about July 1, 2021

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares
JPMorgan Limited Duration Bond Fund – Class C Shares

One Group Ultra Short-Term Bond Fund – Class C Shares and JPMorgan Ultra Short Term Bond Fund – Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A
JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares
JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A
JPMorgan Total Return Fund – Class C Shares	N/A
JPMorgan Inflation Managed Bond Fund – Class C Shares	N/A
JPMorgan Unconstrained Debt Fund – Class C Shares	JPMorgan Multi-Sector Income Fund – Class C Shares (name effective until 10/22/14)
JPMorgan Floating Rate Income Fund – Class C Shares	N/A
JPMorgan Emerging Markets Strategic Debt Fund – Class C Shares	JPMorgan Emerging Markets Local Currency Debt Fund – Class C Shares (name effective until 9/30/16)
JPMorgan Mortgage-Backed Securities Fund – Class C Shares	N/A
JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A

Current Name	Prior Name
JPMorgan Corporate Bond Fund – Class C Shares	N/A
JPMorgan Income Fund – Class C Shares	N/A
JPMorgan Sustainable Municipal Income Fund – Class C Shares	N/A
JPMorgan High Yield Municipal Fund – Class C Shares	N/A
JPMorgan Short Duration Core Plus Fund – Class C Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares
JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares
JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares
JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2060 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)
JPMorgan Macro Opportunities Fund – Class C Shares	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	By:

Name:	Name:

Title:	Title: